SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                  JULY 31, 2000

                             STILWELL FINANCIAL INC.

              (Exact name of company as specified in its charter)


            DELAWARE                    001-15253            43-1804048
-------------------------------  --------------------  ---------------------
  (State or other jurisdiction     (Commission file        (IRS Employer
        of incorporation)               number)        Identification Number)


           920 MAIN STREET, 21ST FLOOR, KANSAS CITY, MISSOURI 64105
           --------------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (816) 218 - 2400

                                 NOT APPLICABLE

        (Former name or former address if changed since last report)









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ITEM 5.          OTHER EVENTS

Stilwell Financial Inc. ("Stilwell") reported that assets under management by its subsidiaries Janus Capital Corporation, Berger LLC and Nelson Money Managers Plc totaled approximately $310 billion as of July 31, 2000.

The primary entities comprising Stilwell are Janus Capital Corporation, an approximately 81.5% owned subsidiary; Berger LLC, of which Stilwell owns 100% of the preferred limited liability company interests and approximately 86% of the regular limited liability company interests; Nelson Money Managers Plc, an 80% owned subsidiary; DST Systems, Inc., an equity investment in which Stilwell holds an approximately 32% interest; and miscellaneous other subsidiaries and equity investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Stilwell Financial Inc.


DATE: AUGUST 2, 2000            BY:        /S/  DOUGLAS E. NICKERSON
                                   -------------------------------------------
                                             Douglas E. Nickerson
                                        Vice President and Controller
                                        (Principal Accounting Officer)